Exhibit 32

STATEMENT PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of zSpace, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2026	/s/ Paul Kellenberger
	Paul Kellenberger	Chief Executive Officer and Chairman (Principal Executive Officer)

March 30, 2026	/s/ Erick DeOliveiria
	Erick DeOiveira	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to zSpace, Inc. and will be retained by zSpace, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.